UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2007

PANGLOBAL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-131531

(Commission File Number)

N/A

(IRS Employer Identification No.)

5608 Soto Street,Suite 102, Los Angeles, CA

(Address of principal executive offices and Zip Code)

604-809-3535

(Registrant's telephone number, including area code)

EZ ENGLISH ONLINE INC.

605 – 595 Hornby Street, Vancouver, British Columbia Canada V6C 1A4

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective February 12, 2007, Kris Kooner resigned as a member of our board of directors and Felix Wasser, our Chief Financial Officer, was appointed a director of our company.

Our board of directors now consists of Jacques Ninio and Felix Wasser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANGLOBAL BRANDS INC.

/s/ Jacques Ninio

Jacques Ninio

President and Director

Date:	February 12, 2007